Fees Summary	Oct. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 575,000,000
Previously Paid Amount	0
Total Fee Amount	88,032.5
Total Offset Amount	$ 0
Narrative Disclosure	The maximum aggregate offering price of the securities to which the prospectus supplement relates is $575,000,000. The prospectus supplement is a final prospectus for the related offering.
Net Fee	$ 88,032.5
Narrative - Max Aggregate Offering Price	$ 575,000,000